067 P1 2/09

SUPPLEMENT DATED FEBRUARY 26, 2009

TO THE PROSPECTUS DATED DECEMBER 1, 2008
Franklin Templeton High Income Fund

(A series of Franklin Global Trust)

At a meeting of the Board of Trustees of Franklin Global Trust held on February 24, 2009, the Board approved a proposal to liquidate and dissolve the Franklin Templeton High Income Fund (the “Fund”). The liquidation and dissolution are anticipated to occur on or about February 27, 2009 (the “Liquidation Date”).

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, an exchange out of the Fund prior to the Liquidation Date or liquidation will be considered a taxable transaction and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with your plan sponsor for further information regarding the impact of the liquidation.

Please keep this supplement for future reference.